





VORNADO

REALTY TRUST

MARCH 2019

FORWARD LOOKING STATEMENTS

VORNADO REALTY TRUST

Certain statements contained in this investor presentation constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Consequently, the future results, financial condition and business of Vornado Realty Trust ("Vornado") may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates", "believes", "expects", "anticipates", "estimates", "intends", "plans", "would", "may" or similar expressions in this presentation. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost and costs to complete, incremental rent, incremental revenue and NOI, yields, value created and cost to complete; and stabilized yields, estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. These factors include, among others: the timing of and costs associated with property improvements, financing commitments, and general economic and competitive factors. For further discussion of factors that could materially affect the outcome of our forward-looking statements and other risks and uncertainties, see "Risk Factors" in Vornado's Annual Report on Form 10-K for the year ended December 31, 2018.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this presentation.

Market Data
Market data and industry forecasts are used in this presentation, including data obtained from publicly available sources. These sources generally state that the information they provide has been obtained from sources believed to be reliable but the accuracy and completeness of the information are not assured. Vornado has not independently verified any of such information.

THE VORNADO STORY


NEW YORK CITY FOCUSED
PREMIER ASSETS
LEADING OPERATING PLATFORM
VORNADO
REALTY TRUST
PENN DISTRICT OPPORTUNITY
FORTRESS BALANCE SHEET
TRACK RECORD OF VALUE CREATION

VORNADO
REALTY TRUST

Peerless NYC focused real estate company with premier office and street retail assets

- Vornado RemainCo's 5 and 10-year same-store NOI growth is the best among blue chip REITs
- Vornado's portfolio consists of 38MM SF (29.8MM SF at share)
- New York focused company, with an irreplaceable NYC portfolio generating 88% of the Company's NOI
- NYC office includes trophy assets in best submarkets with a blue chip tenant roster
  - Well positioned with over 50% of SF in fast growing west side of Manhattan
- NYC street retail is among the scarcest and most valuable real estate in the world
  - Over 50% of street retail NOI comes from Upper Fifth Avenue and Times Square (the two premier submarkets), leased for term with high quality tenants
- theMART and 555 California Street — the best assets in Chicago and San Francisco

Components of NOI at share - Cash Basis[1]


NYC Retail
25%
NYC Office
63%
12%
theMART / 555 California

1. For the year ended December 31, 2018 excluding other investments (see page 36 for non-GAAP reconciliation)

NEW YORK OFFICE & STREET RETAIL PORTFOLIOS BY SUBMARKET

VORNADO REALTY TRUST

NYC Office Submarket by Square Footage
As of 12/31/2018


Other
4%
Chelsea/
Meatpacking
5%
Midtown South
9%
36%
Penn District
22%
Midtown
24%
Plaza District

NYC Retail Submarket by NOI at share - Cash Basis
for the Year Ended 12/31/2018


Other
18%
54%
Upper Fifth Avenue
& Times Square
Madison Avenue
6%
Soho
5%
17%
Penn District

NYC CONTINUES TO BE A MAGNET FOR TALENT

VORNADO REALTY TRUST

- New York is a global gateway city with strong projected population growth
  - Population projected to increase on average 23,700 annually for the next three decades, surpassing 9 million by 2040 (NYC.gov)
- Diversified employment base
  - In 1990, 1 in 2 New York City jobs were in the financial services industry - today the ratio is 1 in 4
  - Today, 1 in 4 office jobs are TAMI, and half of office jobs are in professional business services
  - According to a recent Savills Studley report, New York ranks first as the world's premier tech center, overtaking San Francisco
  - Growing footprint of healthcare systems and emergence of life sciences industry
- Resurgence of financial services sector
- Continuing corporate investment in New York
  - J.P. Morgan Chase building new 2.5 million SF corporate headquarters at 270 Park Avenue
  - Google acquisition of 1.2 million SF Chelsea Market building and expansion into Hudson Square
  - Disney purchase of 4 Hudson Square leasehold to build new headquarters

NYC Versus National Job Growth


3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2011
2012
2013
2014
2015
2016
2017
2018
United States
NYC

Sources: U.S. Bureau of Labor Statistics, NYS Department of Labor, Non-Farm Employment, Seasonally Adjusted

CATALYSTS FOR SHAREHOLDER VALUE CREATION

VORNADO REALTY TRUST

- Trading at a significant discount to management's estimate of NAV
- Only significant way to invest publicly in fast growing West Side of Manhattan
- Growth from creative-class new developments (1,260,000 SF at share)
  - 512 West 22nd Street
  - Farley Office and Retail Building
  - 260 Eleventh Avenue
  - 606 Broadway
- Penn District Redevelopment - over 9 million SF existing portfolio with significant NOI upside and value creation
  - 6.8 million SF of office with average in-place rents of $64 PSF
  - PENN1 redevelopment commenced in 4Q18
  - PENN2 redevelopment (1.8 million rentable SF) to commence in 1Q20
  - Farley Office & Retail Building (850,000 rentable SF) commenced 1Q18
  - Hotel Pennsylvania (2.8 million rentable SF of development)
  - Other development sites
- Internal growth over time from highly sought-after existing assets
- Fortress balance sheet with substantial cash and available immediate liquidity (~$3.3 billion) to take advantage of market opportunities
  - Sale of $1 billion of non-core assets and anticipated sellout of 220 Central Park South luxury condominiums will generate significant additional dry powder
  - Completed the sale of 11 condominium units at 220 Central Park South in 4Q18
- Attractive common dividend yield of 3.9% - highest among peers

COMPONENTS OF NET ASSET VALUE (AT SHARE)

(unaudited and in millions, except square feet and per share amounts)

	For the Year Ended December 31, 2018				
	NOI at Share - Cash Basis	Adjustments	Pro Forma NOI at Share - Cash Basis	Cap Rate	Value[1]
Office:					
New York	$ 726	$ (27)[2]	$ 699		
theMART	94	12[3]	106		
555 California Street	53	—	53		
Total Office	873	(15)	858	4.50%	19,067
New York - Retail	324	—	324	4.50%	7,200
New York - Residential	22	—	22	4.00%	550
	$ 1,219	$ (15)	$ 1,204		26,817
Less: Market management fee (28,133,000 square feet in service at share at $0.50 per square foot) at a 4.50% cap rate					(313)
					$ 26,504
Other Asset Values:					
220 Central Park South - incremental value after repayment of debt and taxes					$ 1,000
Cash, restricted cash and marketable securities					869
Alexander's Inc. ("Alexander's") (1,654,068 shares at $304.74 per share as of December 31, 2018)					504
Hotel Pennsylvania					500
BMS (2018 NOI of $27 at a 7.0x multiple)					189
Urban Edge Properties ("UE") (5,717,184 shares at $16.62 per share as of December 31, 2018)					95
Real estate fund investments (VNO's share at fair value)					80
Pennsylvania Real Estate Investment Trust ("PREIT") (6,250,000 shares at $5.94 per share as of December 31, 2018)					37
Other assets					730
Other construction in progress (at 110% of book value)					566
Total of other asset values					$ 4,570
Liabilities (see following page)					$ (11,300)
NAV					$ 19,774[4]
NAV per share (203.5 million shares on an OP basis as of December 31, 2018)					$ 97[4]

See notes on following page

COMPONENTS OF NET ASSET VALUE (AT SHARE)

VORNADO
REALTY TRUST

(unaudited and in millions)

	Liabilities		
	As of December 31, 2018	Adjustments	Net
Consolidated contractual mortgage notes payable, net of noncontrolling interests' share	$ 7,598	$ (737)[4]	$ 6,861
Non-consolidated real estate debt	2,683	(581)[5]	2,102
Corporate unsecured debt	850	–	850
Revolver/term loan	830	(750)[4]	80
Other liabilities	482	–	482
Perpetual preferred (at redemption value)	925	–	925
Total Liabilities	13,368	$ (2,068)	$ 11,300

1. *Capitalization Rate ("Cap Rate") means the rate applied to pro-forma cash basis NOI to determine the fair value of our properties. The Cap Rates reflected in this financial supplement are based on management's estimates, which are inherently uncertain. Other asset values are also estimates made by management, which are inherently uncertain. There can be no assurance that management's estimates accurately reflect the fair value of our assets, and actual value may differ materially.*
2. *Adjustment to deduct BMS NOI for the year ended December 31, 2018.*
3. *Adjustment to reflect the annual real estate tax increase which will be billed to tenants in 2019.*
4. *Debt related to 220 Central Park South.*
5. *Excludes our share of debt of Alexander's, UE, and PREIT as they are presented on an equity basis in other asset values.*

IMPLIED VALUE OF VNO'S NYC OFFICE PORTFOLIO AT SUBSTANTIAL DISCOUNT TO PRIVATE MARKET SALES

VORNADO REALTY TRUST



	425 LEXINGTON AVENUE	1745 BROADWAY	222 E 41ST STREET	5 BRYANT PARK	600 LEXINGTON AVENUE	350 W 50TH STREET	245 PARK AVENUE
Closing Date	10/2018	5/2018	4/2018	3/2018	1/2018	9/2017	5/2017
Sale Price ($)	705,000,000	595,800,000	332,500,000	640,000,000	305,000,000	1,725,000,000	2,210,000,000
Price PSF ($)	940	936	860	962	1,005	839	1,364
Cap Rate	4.5%	3.8%	4.0%	4.0%	4.3%	5.0%	4.9%



	224 TWELFTH AVENUE	540 W 26TH STREET	10 HUDSON YARDS	430 W 15TH STREET	330 HUDSON STREET	245-249 W 17TH STREET	218 W 18TH STREET
Closing Date	10/2018	7/2018	5/2018	4/2018	1/2018	10/2017	10/2017
Sale Price ($)	900,000,000	260,000,000	2,180,000,000	159,000,000	385,000,000	339,400,000	174,700,000
Price PSF ($)	853	1,576	1,202	1,563	826	1,207	1,055
Cap Rate	1.9%	5.1%	4.5%	4.8%	4.7%	4.9%	4.4%

Weighted Average Price per Square Foot of $1,043 and Cap Rate of 4.4%

At Vornado's stock price of $67.31 (2/28/19), our NYC Office implied Price per Square Foot is $522, with a Cap Rate of 8.0%.[1]

1. Based on NOI and Cap Rates for other holdings per 12/31/2018 NAV Analysis

FORTRESS BALANCE SHEET

VORNADO
REALTY TRUST

(Amounts in millions)

		AT 12/31/18
Secured debt	$	8,216
Unsecured debt		1,680
Pro rata share of non-consolidated debt		2,683
Less: noncontrolling interests' share of consolidated debt		(618)
Total debt		**11,961**
220 CPS (mortgage + term loan)		(1,487)
Projected cash proceeds from 220 Central Park South in excess of the $1,487 debt repaid		(1,044)
Cash, restricted cash and marketable securities		(974)
Net Debt	**$**	**8,456**
EBITDA, as adjusted[1]	**$**	**1,263**
Net Debt/EBITDA, as adjusted		**6.7x**

- Investment grade — Baa2/BBB
- $2.4 BN in revolver capacity
- $0.9 BN in cash
- Weighted average debt maturity — 3.8 years
- ~$10 BN of unencumbered assets

1. See page 37 for non-GAAP reconciliation

VORNADO LEADER AMONG BEST-IN-CLASS REITS

VORNADO
REALTY TRUST

Vornado has delivered superior same-store NOI - Cash Basis growth relative to blue chip peers on both a 5-year and 10-year basis

5-Year Same-Store NOI - Cash Basis CAGR (2013-2018)



7.1%
4.5%
2.5%
3.4%
6.3%
5.1%
3.9%
3.8%
3.6%
2.8%
2.8%
3.6%
5.3%
VNO
SLG
BXP
DEI
KRC
PSA
EQR
AVB
SPG
TCO
VTR
FRT
PLD

10-Year Same-Store NOI - Cash Basis CAGR (2008-2018)



5.4%
3.0%
2.0%
1.8%
2.7%
4.4%
3.4%
2.9%
3.5%
2.7%
2.9%
3.0%
2.1%
VNO
SLG
BXP
DEI
KRC
PSA
EQR
AVB
SPG
TCO
VTR
FRT
PLD

1. Per reports published by Green Street Advisors for all companies other than Vornado. Vornado NOI (after corporate G&A) includes New York office, New York retail, ALX, 555 California Street, and theMART. Excludes investment income, the Real Estate Fund, and Hotel Pennsylvania.

LEADER IN REPOSITIONING AND MODERNIZING PROPERTIES
SELECT CASE STUDIES

VORNADO
REALTY TRUST

(Amounts in thousands, except per share)









	1290 AVENUE OF THE AMERICAS 2,113,000 SF	770 BROADWAY 1,183,000 SF	330 WEST 34TH STREET 722,000 SF	7 WEST 34TH STREET 477,000 SF
Incremental Stabilized Cash NOI	$ 38,500	$ 37,300	$ 21,200	$ 15,700
Capital Cost (Including TI/LC)	221,300	240,000	142,700	77,200
Yield	**17.4%**	**15.5%**	**14.9%**	**20.3%**
Value Created[1]	**$ 444,000[2]**	**$ 588,900**	**$ 328,400**	**$ 271,700[3]**
Value Created Per Share	**$ 2.18**	**$ 2.90**	**$ 1.62**	**$ 1.34**

1. Incremental NOI valued at 4.5% cap rate, less capital cost (including TI/LC)
2. Shown at 70% share
3. Shown at 100% share; Vornado monetized 47% of the value creation through sale of a partial interest

VORNADO'S OFFICE ASSETS LOCATED AT THE EPICENTER OF GROWTH

VORNADO REALTY TRUST


NEW YORK
MANHATTAN WEST
HUDSON YARDS
PENN DISTRICT
WEST SIDE


CHICAGO
RIVER NORTH


SAN FRANCISCO
FINANCIAL DISTRICT

SELECT NEW YORK CITY OFFICE PROPERTIES

VORNADO REALTY TRUST

PLAZA DISTRICT


888 SEVENTH AVENUE


650 MADISON AVENUE


595 MADISON AVENUE


640 FIFTH AVENUE


689 FIFTH AVENUE

GRAND CENTRAL


330 MADISON AVENUE


90 PARK AVENUE

PENN DISTRICT


7 WEST 34TH STREET


PENN11


330 WEST 34TH STREET


PENN1/PENN2


FARLEY OFFICE & RETAIL BUILDING

MIDTOWN


731 LEXINGTON AVENUE


1290 AVENUE OF THE AMERICAS

MIDTOWN SOUTH


ONE PARK AVENUE


770 BROADWAY

PARK AVENUE


280 PARK AVENUE


350 PARK AVENUE

CHELSEA / MEATPACKING


61 NINTH AVENUE


512 WEST 22ND STREET


85 TENTH AVENUE

BLUE-CHIP OFFICE TENANT ROSTER

VORNADO REALTY TRUST

FINANCIAL

- Bloomberg
- Goldman Sachs
- Bank of America
- Capital One
- UBS
- Neuberger Berman
- HSBC
- M&T Bank
- TPG
- GLENCORE
- pwc
- Morgan Stanley
- AB
- Wells Fargo
- GUGGENHEIM
- Dodge & Cox Funds
- Franklin Templeton Investments
- Castle Harlan, Inc.
- INVESTCORP
- McKinsey&Company
- MFA Financial
- FACTSET
- KKR
- Fidelity Investments
- PJT Partners
- American Century Investments
- GIC
- Thomson Reuters

TAMI

- IPG
- amazon
- Deutsch
- facebook
- razorfish
- Google
- yelp
- Microsoft
- MSG
- T-Mobile
- AMC Networks
- cisco
- EMC²
- Oath:
- The McGraw-Hill Companies
- PayPal
- Motorola
- YAMAHA
- hachette book group
- SIEMENS
- Information Builders
- 1871

HEALTHCARE / INSURANCE

- AXA
- New York University
- Columbia University
- aetna
- Allscripts
- Allstate
- UnitedHealthcare
- Memorial Sloan Kettering Cancer Center
- BlueCross BlueShield
- Allergan

REAL ESTATE

- JLL
- Cushman & Wakefield
- Cohen & Steers
- Parsons Brinckerhoff
- HomeAdvisor
- RAMSA Robert A.M. Stern Architects
- Structure Tone

LEGAL

- Kirkland & Ellis LLP
- Alston + Bird LLP
- Foley Foley & Lardner LLP
- Bryan Cave
- Jones Day
- Fenwick Fenwick & West LLP
- SIDLEY

OTHER

- macy's
- Ralph Lauren
- AMA American Management Association
- Conagra Brands
- Kellogg's
- OpenJar Studios
- MoëtHennessy
- SIVIC

SELECT NEW YORK CITY STREET RETAIL PROPERTIES

VORNADO
REALTY TRUST


828-850 MADISON AVENUE


595 MADISON AVENUE


650 MADISON AVENUE


677 MADISON AVENUE


4 UNION SQUARE


666 FIFTH AVENUE


689 FIFTH AVENUE


NEW YEAR
1535 & 1540 BROADWAY


640 FIFTH AVENUE


510 FIFTH AVENUE


655 FIFTH AVENUE


697 FIFTH AVENUE


478-486 BROADWAY


435 SEVENTH AVENUE

CONCENTRATION IN THE KEY HIGH STREET RETAIL SUBMARKETS IN MANHATTAN

VORNADO
REALTY TRUST

Upper Fifth Avenue
Own 23% of Frontage(1)



Times Square
Own Both Sides of the Bowtie



MARY POPPINS RETURNS
HAPPY NEW YEAR
2019

1540 BROADWAY

1535 BROADWAY

1. Excludes churches, clubs and retail owned by users

HARRY WINSTON dyson SEPHORA CELINE Christofle

THE NORTH FACE EQUINOX TOPSHOP BLANCPAIN Levi's TOD'S

sunglass hut Salvatore Ferragamo Disney Berluti COACH

STARBUCKS RESERVE STARBUCKS VICTORIA'S SECRET amazon J.CREW

H&M WHOLE FOODS MARKET FOREVER 21 Massimo Dutti MAC

INVICTA

OLD NAVY HOLLISTER Madewell MONCLER UNI QLO TISSOT

T-Mobile swatch Lindt john varvatos Breguet

STREET RETAIL PORTFOLIO
UPPER FIFTH & TIMES SQUARE BUTTONED UP FOR TERM

VORNADO REALTY TRUST

Over 50% of Vornado street retail NOI - Cash Basis comes from Upper Fifth Avenue and Times Square. Both are locked up for term with high quality tenants

UPPER FIFTH AVENUE

Tenant	Year of Expiration
Zara	2019
MAC Cosmetics	2024
Hollister	2024
Uniqlo	2026
Tissot	2026
Dyson	2027
Ferragamo	2028
Swatch	2031[1]
Harry Winston	2031
Victoria's Secret	2032

TIMES SQUARE

Tenant	Year of Expiration
US Polo	2023
Sunglass Hut	2023
Planet Hollywood	2023
MAC Cosmetics	2025
T-Mobile	2025
Disney	2026
Invicta	2028
Sephora	2029
Swatch	2030
Levi's	2030[2]
Forever 21	2031
Nederlander Theater	2050

New York Retail Expirations by Revenue as of 12/31/2018
Weighted Average Lease Term: 7.6 Years



$160
$140
$120
$100
$80
$60
$40
$20
-
Millions of Dollars
6%
4%
2%
2%
10%
19%
4%
10%
5%
4%
34%
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
Thereafter

1. Tenant has the right to cancel in 2023
2. Tenant has the right to cancel in 2024

VORNADO
REALTY TRUST


theMART

theMART building (Chicago) - best example of contemporary office space outside of Silicon Valley. Transformed from a showroom building to the premier creative and tech hub in the Midwest, resulting in significant earnings growth and value creation

- 3,675,000 SF building - 94.8% Occupancy at 12/31/2018
- Located in River North, the hottest submarket in Chicago
- Between 2011 and 4Q18, converted over 950,000 SF in the building from showroom/trade show space to creative office space
- 3.1 million SF of total space leased since 2012
- 12/31/2018 Cash NOI (non-GAAP)[1] of $103.6 million[2] versus 2011 Cash NOI (non-GAAP)[1] of $54.3 million
- In-place escalated rents average $48.18 PSF as of 12/31/2018 (office $43.71, showroom $53.44 and retail $54.87)
- In conjunction with the City of Chicago, theMART debuted *Art on theMART* on September 29, 2018. This curated series of digital artworks projects the work of renowned artists across the 2.5 acre exterior river-façade of theMART, creating the largest permanent digital art projection in the world.

Major Tenants:

- Motorola Mobility (guaranteed by Google)
- ConAgra Foods Inc.
- 1871
- Kellogg's
- Allscripts Healthcare
- Yelp Inc.
- Paypal, Inc.
- Razorfish
- Allstate Insurance
- Steelcase
- Herman Miller

1. See page 38 for non-GAAP reconciliation
2. The year ended December 31, 2018 included an additional $15.1 million of real estate tax expense accrual due to an increase in the tax-assessed value of theMART, which is assumed to be 80% reimbursable in this figure.

555 CALIFORNIA STREET













555 California Street - the franchise office building in San Francisco and arguably the most iconic building on the west coast - further NOI growth expected from redeveloped concourse and 315/345 Montgomery

- 1,821,000 SF building - 99.4% Occupancy at 12/31/2018
- 1.7 million SF of office space leased since 2012
- 12/31/2018 Cash NOI (non-GAAP)[1] of $57.6 million at share (not including Cash NOI from approximately 78,000 SF of space under redevelopment, which is leased to Regus Spaces) versus 2012 Cash NOI (non-GAAP)[1] of $38.2 million at share
- In-place escalated rents average $75.60 PSF as of 12/31/2018

Major Tenants:

- Bank of America
- Dodge & Cox
- Fenwick & West LLP
- Microsoft
- Jones Day
- Goldman Sachs
- Sidley Austin
- Kirkland & Ellis LLP
- Morgan Stanley
- UBS
- Wells Fargo
- KKR
- McKinsey & Company Inc.

1. See page 38 for non-GAAP reconciliation







VORNADO
REALTY TRUST

GROWTH FROM DEVELOPMENT

WELL-POSITIONED WITH EXISTING ASSETS AND NEW DEVELOPMENTS CONCENTRATED IN THE FAST GROWING WEST SIDE

VORNADO
REALTY TRUST



512 WEST 22ND STREET (55.0%)

173,000 SF
1Q19



606 BROADWAY (50.0%)

34,000 SF
Delivered



260 ELEVENTH AVENUE

340,000 SF
TBD



FARLEY OFFICE & RETAIL BUILDING (95.0%)

850,000 SF
3Q20



PENN1

2,545,000 SF
TBD



PENN2

1,800,000 SF
TBD


510 FIFTH
330 MADISON
PENN1
100 WEST 33RD
330 WEST 34TH
FARLEY OFFICE & RETAIL BUILDING
PENN15 / HOTEL PENN
PENN2
PENN11
260 ELEVENTH AVENUE
512 WEST 22ND STREET
85 TENTH AVENUE
4 UNION SQUARE SOUTH
770 BROADWAY
606 BROADWAY

As of 12/31/2018; square footage ("SF") shown at 100% share

PENN DISTRICT | AN UNPRECEDENTED OPPORTUNITY

VORNADO REALTY TRUST


HUDSON YARDS
MANHATTAN WEST
PENN DISTRICT

PENN DISTRICT | AN UNPRECEDENTED OPPORTUNITY

VORNADO REALTY TRUST

Unique Value Creation Opportunity

- Existing office leasable space of 6.8MM SF with average in-place rents of $64 PSF[1]
- Hudson Yards to the west asking rents range from $90-130 PSF[1]
- Transformation of the neighborhood will also substantially enhance the value of Vornado's Penn District retail holdings

1. As of 12/31/18


330 WEST 34TH ST
PENN1
FARLEY
MOYNIHAN TRAIN HALL
MADISON SQUARE GARDEN
PENN2
PENN15 / HOTEL PENN
100 WEST 33RD ST MANHATTAN MALL
PENN11
MACY'S
7 WEST 34TH ST
EMPIRE STATE BUILDING
HUDSON YARDS
MANHATTAN WEST
PENN STATION BELOW
Long Island Rail Road
PATH
U.S.P.S.
Vornado Owned Properties
Penn Station

PENN DISTRICT | BEST POSITIONED FROM TRANSIT STANDPOINT

VORNADO
REALTY TRUST


650,000
RIDERS PER DAY
366,000
RIDERS PER DAY
THE PORT AUTHORITY
BRYANT PARK
W. 40th St
New York City Subway
AMTRAK
Long Island Rail Road
MACY'S
W. 34th St
7 WEST 34TH ST
45 minutes from Penn Station
30 minutes from Penn Station
330 WEST 34TH ST
PENN1
New York City Subway
EMPIRE STATE BUILDING
AMTRAK
LIRR
MADISON SQUARE GARDEN
PENN2
PENN15
100 WEST 33RD ST
HERALD SQUARE
FARLEY
MOYNIHAN TRAIN HALL
FUTURE METRO-NORTH
MANHATTAN WEST
NJ TRANSIT
PENN STATION
PENN11
W. 31st St
30 minutes from Penn Station
planned rail connection
HUDSON YARDS
High Line
NJTRANSIT
Metro-North Railroad
ESTIMATED OPENING
2022
PATH
11th Ave
10th Ave
9th Ave
8th Ave
7th Ave
5th Ave
Madison
Park
W. 28th St

CURRENT DEVELOPMENT PROJECTS[1]

VORNADO REALTY TRUST

OUR CURRENT DEVELOPMENT PIPELINE IS EXPECTED TO INCREASE CASH NOI BY ~$130MM (AT SHARE) UPON STABILIZATION

(Amounts in thousands)











	PENN1 2,545,000 SF	512 WEST 22ND STREET 173,000 SF	606 BROADWAY 34,000 SF	345 MONTGOMERY STREET 78,000 SF	FARLEY OFFICE & RETAIL BUILDING[3] 850,000 SF	TOTAL CURRENT PROJECTS 3,680,000 SF
Full Quarter Stabilized Operations	N/A	Q3 2020	Q2 2020	Q3 2020	Q2 2022	
VNO Share	100.0%	55.0%	50.0%	70.0%	95.0%	
Development Budget (at Share)[2]						
Amount Expended	$ 9,725	$ 52,505	$ 25,601	$ 15,284	$ 137,267[4]	$ 240,382
Remaining	$ 190,275	$ 19,495	$ 4,399	$ 16,716	$ 622,733	$ 853,618
Total Incremental Budget	$ 200,000[5]	$ 72,000	$ 30,000	$ 32,000	$ 760,000	$ 1,094,000

1. Square footages shown at 100%; costs shown at share
2. Excludes land and acquisition costs
3. Farley Office & Retail Building figures reflect increase in ownership from 50.1% to 95% post-September 30, 2018
4. Excludes our share of the upfront contribution of $230,000 and net of anticipated historic tax credits
5. We expect the final budget will exceed $200,000 after anticipated scope changes

FUTURE DEVELOPMENT PIPELINE

VORNADO REALTY TRUST

FUTURE REDEVELOPMENT OPPORTUNITIES PROVIDE BUILT-IN SOURCE OF ADDITIONAL GROWTH



PENN2
1,800,000 SF



HOTEL PENNSYLVANIA
2,800,000 SF



260 ELEVENTH AVENUE
340,000 SF

Note: Shown at estimated rentable SF, subject to change

FARLEY OFFICE & RETAIL BUILDING DEVELOPMENT
BEGINNING THE TRANSFORMATION OF PENN DISTRICT

VORNADO
REALTY TRUST

- Recently acquired an additional 44.9% from the Related Companies, increasing Vornado's ownership interest to 95%, in the joint venture that has a 99-year lease for the commercial space at the historic Farley Post Office and Retail Building
- The joint venture is developing the Farley Office and Retail Building, which will include approximately 850,000 rentable square feet of commercial space, comprised of approximately 730,000 square feet of office space and approximately 120,000 square feet of retail space
- Total budget of $760 million at share
- Expected delivery 3Q 2020


SKYLIGHT SURROUNDED BY FARLEY OFFICE SPACE


70,000 SF OF PARK SPACE


MAIN OFFICE LOBBY DESIGN


INTERIOR CONCEPT DESIGN OF ANNEX FLOOR


FARLEY PARK - ROOF TERRACE PAVILION DESIGN


MOYNIHAN TRAIN HALL CONCOURSE

PENN1 REDEVELOPMENT

VORNADO
REALTY TRUST


34TH STREET LOBBY ENTRY


34TH STREET LOBBY


34TH STREET LOBBY RECEPTION DESK


SOCIAL STAIR


SECOND FLOOR LOUNGE


33RD STREET LOBBY LIBRARY

PENN1 REDEVELOPMENT - PRELIMINARY ESTIMATES

VORNADO
REALTY TRUST


1
34TH STREET LOBBY

PENN1		2.54MM SF
Development Cost	$	200MM [1]
In-Place Office Rent	$	67 PSF
Average Market Rent After Development	$	87 PSF
Incremental Rent	$	20 PSF
Incremental NOI	$	48MM
Yield on Capital		**24%**
Value Created[2]	$	**867MM**
Value Created Per Share	$	**4.25**

Average remaining office lease term is 5.4 years

1. *We expect the final budget will exceed $200,000 after anticipated scope changes*
2. *Incremental NOI valued at 4.5% cap rate, less development costs excluding recurring TI/LCs that would have been incurred on re-tenanting the building irrespective of this capital project*

PENN2 REDEVELOPMENT

VORNADO
REALTY TRUST



PROPOSED PENN2



PENN2 LOOKING SOUTH ON 7TH AVENUE AND PLAZA33



PROPOSED PENN2 OFFICE LOBBY


2

PROPOSED NORTH FACADE OF PENN2 LOOKING SOUTH AT PLAZA33



PROPOSED DOUBLE HEIGHT OFFICE SPACE LOCATED IN THE BUSTLE



PROPOSED ROOFTOP TERRACE

260 ELEVENTH AVENUE - DESIGNED BY RICHARD ROGERS

VORNADO
REALTY TRUST


PENSKE
Truck Rental





NATIONALLY RECOGNIZED, INDUSTRY-LEADING SUSTAINABILITY PROGRAM

- 5-time Energy Star Partner of the Year, Sustained Excellence recipient 2018
- 26 million square feet of owned and managed LEED certified buildings
- Largest landlord of LEED certified buildings in New York City with over 20 million SF. All new commercial developments will be, at minimum, LEED Gold certified
- NAREIT Leader in the Light award 2018, 9th year in a row
- Global Real Estate Sustainability Benchmark (GRESB) "Green Star" since 2013; #3 among all listed US Real Estate companies, 2018
- 20% reduction in same-store greenhouse gas emission since 2009

VORNADO SUSTAINABILITY

ENERGY STAR AWARD 2018 PARTNER OF THE YEAR Sustained Excellence

U.S. GREEN BUILDING COUNCIL LEED CERTIFIED USGBC

GRESB 2018

NAREIT 2018 Leader In The Light Sustainable Real Estate Practices

BMS GREEN CLEAN℠

EIP ENERGY INFORMATION PORTAL

fitwel











VORNADO
REALTY TRUST

APPENDIX

NON-GAAP FINANCIAL MEASURES

VORNADO
REALTY TRUST

This investor presentation contains certain non-GAAP financial measures, including net operating income ("NOI") and earnings before interest, taxes, depreciation and amortization ("EBITDA").

NOI represents total revenues less operating expenses. We consider NOI to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI should not be considered a substitute for net income. NOI may not be comparable to similarly titled measures employed by other companies. We calculate NOI on an Operating Partnership basis which is before allocation to the noncontrolling interest of Vornado Realty L.P. (the "Operating Partnership").

EBITDA represents earnings before interest, taxes, depreciation and amortization. EBITDA is essentially NOI less general and administrative expenses. We use EBITDA as a secondary non-GAAP measure primarily in the context of a net debt to EBITDA ratio. We calculate EBITDA on an Operating Partnership basis which is before allocation to the noncontrolling interest of Vornado Realty L.P. (the "Operating Partnership").

A reconciliation of NOI and EBITDA to net income, the most directly comparable GAAP measure, is provided on the following pages.

These non-GAAP financial measures are used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because they exclude the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. These metrics do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund obligations and should not be considered as an alternative to net income as performance measures or cash flow as liquidity measures. These non-GAAP metrics may not be comparable to similarly titled measures employed by other companies.

NON-GAAP RECONCILIATIONS

VORNADO REALTY TRUST

(Amounts in millions)

Reconciliation of Vornado Realty Trust Net income to NOI at share - Cash Basis for the year ended December 31, 2018

	For the Year Ended December 31, 2018
Net income	$ 423
Deduct:	
Income from partially owned entities	(9)
Loss from real estate fund investments	89
Interest and other investment income, net	(17)
Net gains on disposition of wholly owned and partially owned assets	(246)
Purchase price fair value adjustment	(44)
Income from discontinued operations	(1)
NOI attributable to noncontrolling interests in consolidated subsidiaries	(71)
Add:	
Depreciation and amortization expense	447
General and administrative expense	142
Transaction related costs, impairment and other	31
NOI from partially owned entities	253
Interest and debt expense	348
Income tax expense	38
NOI at share	1,383
Non cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(45)
NOI at share - Cash Basis	$ 1,338

NOI at share - Cash Basis by segment:

	For the Year Ended December 31, 2018
New York:	
Office (includes $27MM of BMS NOI)	$ 726
Retail	324
Residential	22
Alexander's	48
Hotel Pennsylvania	12
	1,132
Other:	
theMART (including trade shows)	94
555 California Street	53
Other investments	59
	206
NOI at share - Cash Basis	$ 1,338

(Amounts in millions)

Reconciliation of Net income attributable to the Operating Partnership to EBITDA and EBITDA, as adjusted for the year ended December 31, 2018

	For the Year Ended December 31, 2018
Net income attributable to the Operating Partnership	$ 476
Interest and debt expense	448
Depreciation and amortization	521
Income tax expense	38
EBITDA	1,483
Adjusted, net [1]	(220)
EBITDA, as adjusted	$ 1,263

1. *Includes income from our sold properties, our Real Estate Fund, gains on sale of real estate, impairment losses, change in fair value of marketable securities, gains on sale of 220 Central Park South condominium units and other adjustments*

(Amounts in millions)

Reconciliation of theMART Net income to EBITDA, NOI - Cash Basis and NOI - Cash Basis adding back free rent for the year ended December 31, 2011 and for the year ended December 31, 2018

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2011
Net income (loss)	$ 22.6	$ (4.5)
Interest and debt expense	18.7	31.2
Depreciation and amortization	39.3	21.6
Income tax expense	—	—
EBITDA	80.6	48.3
Non-cash adjustments and other	2.5	3.1
NOI - Cash Basis	83.1	51.4
Adding back free rent	8.4	2.9
NOI - Cash Basis adding back free rent	$ 91.5	$ 54.3

Reconciliation of 555 California Street Net income to EBITDA, NOI at share - Cash Basis and NOI at share - Cash Basis adding back free rent for the year ended December 31, 2012

	For the Year Ended December 31, 2018 at share	For the Year Ended December 31, 2012 at share
Net income (loss)	$ 11.0	$ (4.6)
Interest and debt expense	18.1	22.0
Depreciation and amortization	25.9	28.5
Income tax expense	0.5	0.3
EBITDA	55.5	46.2
Non-cash adjustments and other	(2.0)	(9.1)
NOI at share - Cash Basis	53.5	37.1
Adding back free rent	4.1	1.1
NOI at share - Cash Basis adding back free rent	$ 57.6	$ 38.2


MARY POPPINS
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VORNADO
REALTY TRUST

MARCH 2019